Exhibit 10.33

SEVENTH AMENDMENT TO LICENSE AGREEMENT BETWEEN
EXACT SCIENCES CORPORATION
AND
THE JOHNS HOPKINS UNIVERSITY

This Seventh Amendment (this “Amendment”) is made effective as of December 15, 2008 by and between The Johns Hopkins University (“JHU”) and EXACT Sciences Corporation (“EXACT”).

WHEREAS, JHU and EXACT entered into an amended and restated license agreement (the “Agreement”) having a final signature date of March 25, 2003 (the “EFFECTIVE DATE”); and

WHEREAS, JHU and EXACT amended the Agreement on November 9, 2004, May 11, 2006, March 19, 2007, October 17, 2008, and October 30, 2008; and

WHEREAS, the parties desire to amend certain provisions of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree to the following amendments to the Agreement, to be effective as of the date of execution of this Amendment:

1.                                       Sections 1.12.1(a) and 1.12.2(a) of the Agreement are hereby replaced in their entirety with the following:

[********]

The parties hereby agree that all references, express or implied, to the [********] minimum license fee set forth in the Agreement shall, instead, be amended to reference [********] and any calculations set forth in the Agreement, for purposes of example, shall be deemed illustrative only to the extent appropriate based on the change in minimum annual fee from [********] to [********] as set forth above. The minimum annual fee shall be reduced to [********]. Thereafter, the minimum annual fee shall be [********] ([********] if the BEAMING OPTION has been exercised).

2.                                       The definition of SECOND BEAMING EXCLUSIVE FIELD as set forth in the Fifth Amendment, dated as of October 17, 2008, to the Agreement (the “Fifth Amendment”) is hereby replaced in its entirety with the following:

“SECOND BEAMING EXCLUSIVE FIELD, for purposes of the BEAMING PATENT RIGHTS only, shall mean a test on plasma, serum or a blood sample for the purpose of detecting fetal trisomy 21, fetal trisomy 18, and fetal trisomy 13.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

3.                                       The expiration date of the BEAMING OPTION, as set forth in the Fifth Amendment, shall be extended to the date which is [********] from the date of this Amendment.

4.                                       Section 9.5 of the Agreement (which was added pursuant to the Third Amendment, dated May 11, 2006, to the Agreement and amended and restated pursuant to the Fifth Amendment) is hereby replaced in its entirety with the following:

9.5 Termination of License to BEAMING PATENT RIGHTS Only. EXACT may, at its discretion, terminate its license with respect to the BEAMING PATENT RIGHTS only, upon thirty (30) days written notice to JHU. Under such circumstances, EXACT shall no longer be responsible for patent prosecution and maintenance costs related to the BEAMING PATENT RIGHTS and the Annual License Fee due from EXACT to JHU shall be reduced by [********] ([********] if the SECOND BEAMING EXCLUSIVE FIELD is included in the license) as of the immediately upcoming annual payment date. EXACT shall not be entitled to a refund of any amounts previously owed to JHU, regardless of when EXACT exercises its rights under this provision.

5.                                       Except as expressly modified herein, the Agreement and all of its terms and conditions shall continue in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Amendment as of the date first above written.

EXACT Sciences Corporation		The Johns Hopkins University

By:	/s/ Jeffrey R. Luber	By:	/s/ Wesley D. Blakeslee
Printed Name:	Jeffrey R. Luber	Printed Name:	Wesley D. Blakeslee
Title:	Chief Executive Officer	Title:	Executive Director

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.